UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2023

CBL & ASSOCIATES PROPERTIES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-12494	62-1545718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500
Chattanooga, Tennessee		37421-6000
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 423 855-0001

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value, with associated Stock Purchase Rights	CBL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2023, Kaj Vazales provided notice of his resignation as a member of the Board of Directors (the “Board”) of CBL & Associates Properties, Inc. (the “Company”) effective immediately. Mr. Vazales’ resignation is in connection with a recent change in his principal business association and not in connection with any disagreement with the Company or any matter related to the Company’s operations, policies or practices. Mr. Vazales served as a member of the Board’s Compensation Committee and Nominating/Corporate Governance Committee.

Upon acceptance of Mr. Vazales’ resignation, the Board determined that 3,143 of the shares of restricted Company common stock that Mr. Vazales holds as of the effective date of his resignation, will be fully vested and the remaining 1,885 shares will not vest and will be forfeited by Mr. Vazales. Mr. Vazales also received full cash compensation for his service as a member of the Board for the first quarter of 2023.

In connection with such resignation, pursuant to the Company’s Second Amended and Restated Certificate of Corporation and Fourth Amended and Restated Bylaws, the Board of Directors also took action to decrease the number of directors by one, such that the number of directors constituting the Whole Board (as defined in such documents) was reduced from eight to seven.

Item 7.01 Regulation FD Disclosure.

On January 27, 2023, the Company issued a press release announcing Mr. Vazales’ resignation as a member of the Board, a copy of which is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release – CBL Properties Announces the Resignation of Kaj Vazales from CBL’s Board of Directors.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & Associates Properties, Inc.

Date:	January 27, 2023	By:	/s/ Jeffery V. Curry
Jeffery V. Curry Chief Legal Officer and Secretary